Aristotle Portfolio Optimization Aggressive Growth Fund

Transactions with Affiliates
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Aristotle Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2025 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

					Change in
	Value,			Net	Unrealized	Value,			Shares,
	Beginning		Sales	Realized	Appreciation	End	Distributions	Interest	End
	of Period	Purchases	Proceeds	Gain (Loss)	(Depreciation)	of Period	Received	Income	of Period
Aristotle Core Equity Fund - Class I	$58,203,217	$1,182,902	$(3,671,663)	$(294,317)	$8,341,850	$63,761,989	$-	$-	4,162,010
Aristotle Floating Rate Income Fund - Class I	1,301,955	120,374	(90,622)	(1,365)	7,881	1,338,223	23,862	-	142,213
Aristotle Growth Equity Fund - Class I	42,784,362	142,414	(9,366,045)	1,053,511	5,659,889	40,274,131	-	-	2,493,754
Aristotle High Yield Bond Fund - Class I	6,408,321	1,731,052	(2,833,308)	(83,838)	172,766	5,394,993	88,116	-	579,484
Aristotle International Equity Fund - Class I	27,847,254	2,434,897	(3,761,352)	149,543	2,823,328	29,493,670	-	-	2,324,166
Aristotle Short Duration Income Fund - Class I	-	7,618,131	(2,277,145)	(4,050)	15,687	5,352,623	49,223	-	522,207
	$136,545,109	$13,229,770	$(22,000,135)	$819,484	$17,021,401	$145,615,629	$161,201	$-	10,223,834